Exhibit 10(a)17
SECOND AMENDMENT TO THE SOUTHERN COMPANY
SUPPLEMENTAL BENEFIT PLAN
WHEREAS, the Board of Directors of Southern Company Services, Inc. (the “Company”) heretofore established and adopted the Southern Company Supplemental Benefit Plan, as amended and restated effective June 30, 2016 (the “Plan”); and
WHEREAS, the Company desires to amend the Plan to implement changes to (i) the calculation of the Single-Sum Amount for a Participant who first participates in the Plan on or after January 1, 2018 or who is rehired on or after January 1, 2018, (ii) change the eligibility requirements effective January 1, 2018, (iii) add “Southern Power Company” and “Southern Company Gas’ affiliated companies” as Employing Companies, and (iv) provide for the merger of the AGL Resources Inc. Excess Benefit Plan with and into the Plan, and special rules associated with the transferred benefits; and
WHEREAS, Section 6.2 of the Plan provides in relevant part that the Plan may be amended or modified at any time by the Company.
NOW, THEREFORE, effective as the date set forth below, the Company hereby amends the Plan as follows:
1.
Section 2.11 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
2.11 “Discount Rate” shall mean:
(a)For a Participant who first participates in the Plan before January 1, 2018 and is not rehired on or after January 1, 2018.    The thirty (30) year Treasury yield as published by the Department of Treasury for purposes of compliance with Code Section 417(e) determined for September of the calendar year prior to the calendar year in which a Participant Separates from Service provided that the maximum rate shall not exceed six percent (6%).
(b)For a Participant who first participates in the Plan on or after January 1, 2018 or is rehired on or after January 1, 2018. The “Applicable Interest Rate” defined by Code Section 417(e)(3) and determined for September of the calendar year prior to the calendar year in which a Participant Separates from Service.
2.
Section 2.34 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
2.34 “Single-Sum Amount” shall mean:
(a)For a Participant who first participates in the Plan before

January 1, 2018 and is not rehired on or after January 1, 2018. The discounted value of the Pension Benefit based on a single life annuity form of benefit payable for an Expected Average Lifetime calculated using the Discount Rate. This Single-Sum Amount calculation shall be determined effective as of the first installment to be made under Section 5.2 (ignoring for this purpose any Key-Employee Delay) taking into account the following: (a) no reductions are applied for the Death Benefit Charge-Basic or the Death Benefit Charge-Enhanced for pre-retirement death benefit coverage under the Pension Plan; and (b) the Pension Benefit and Expected Average Lifetime shall be based on the Participant’s age as of such first installment date.
(b)For a Participant who first participates in the Plan on or after January 1, 2018 or is rehired on or after January 1, 2018.
(1)Participant retires under the terms of the Pension Plan at Separation from Service.    The actuarial present value of the Pension Benefit payable as a single life annuity calculated using the Discount Rate and the “Applicable Mortality Table” within the meaning of Code Section 417(e)(3) described by the Secretary of the Treasury for the calendar year in which the Participant Separates from Service. This Single-Sum Amount calculation shall be determined effective as of the first installment to be made under Section 5.2 (ignoring for this purpose any Key-Employee Delay) taking into account the following: (a) no reductions are applied for the Death Benefit Charge-Basic or the Death Benefit Charge-Enhanced for pre-retirement death benefit coverage under the Pension Plan; and (b) the actuarial present value calculation reflects an immediate factor; and (c) the Pension Benefit is payable as of the first installment to be made under Section 5.2 (ignoring for this purpose any Key-Employee Delay).

(2)Participant is not eligible to retire under the terms of the Pension Plan at Separation from Service.    The actuarial present value of the Pension Benefit payable as a single life annuity calculated using the Discount Rate and the “Applicable Mortality Table” within the meaning of Code Section 417(e)(3) described by the Secretary of the Treasury for the calendar year in which the Participant Separates from Service. This Single-Sum Amount calculation shall be determined effective as of September 1 of the calendar year following the calendar year of Separation from Service taking into account the following: (a) no reductions are applied for the Death Benefit Charge-Basic or the Death Benefit Charge-Enhanced for pre-retirement death benefit coverage under the Pension Plan; and (b) the actuarial present value calculation reflects a deferred to Normal Retirement Date factor; and (c) the Pension Benefit is payable at the Participant’s Normal Retirement Date.

3.
Section 4.2 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
(b)    Determination of Eligibility. Effective beginning January 1, 2018, Employees are determined to be eligible to participate in the Plan if they meet one or more of the criteria outlined under Section 4.1. For the avoidance of doubt, eligibility beginning January 1, 2018, is based on an Employee meeting one or more of the criteria in 2018 and later Plan Years. Prior to January 1, 2018, the Administrative Committee determined which Employees were eligible to participate in the Plan. Employees who were determined to be eligible to participate by the Administrative Committee prior to January 1, 2018, will continue to participate in the Plan on and after January 1, 2018. Upon becoming a Participant, an Employee shall be deemed to have assented to the Plan and to any amendments hereafter adopted. The Administrative Committee shall be authorized to rescind the eligibility of any Participant if necessary to ensure that the Plan is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees under the Employee Retirement Income Security Act of 1974, as amended. In addition, a Participant shall not be eligible for a Pension Benefit under the Plan unless such Participant shall be entitled to a vested benefit under the Pension Plan. If an Employee who was employed by Mirant Corporation (f/k/a Southern Energy, Inc.) (“Mirant”) or an affiliate thereof on or after April 2, 2001 is thereafter employed by an Employing Company, he shall be treated the same as a new hire and none of his service with Mirant shall be considered as Accredited Service under Section 5.1. Effective beginning January 1, 2018, a Participant’s “earnings” that are defined under the Pension Plan shall not include commissions earned by any commissioned Employee for purposes of determining eligibility for the Plan.
4.
Section 5.1(b) of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
(b)    For purposes of this Section 5.1, the Pension Benefit of a Participant shall be calculated based on the Participant’s “earnings” that are defined under the Pension Plan, as modified below, without regard to the limitations of Section 401(a)(17) of the Code. For purposes of determining such “earnings,” all incentive pay earned while he is an Employee under any annual group incentive plans, as defined in Section 4.2 of the Pension Plan, shall be considered, provided such incentive award was earned on or after January 1, 1994. However, incentive pay shall only be included in a Pre-2016 Participant’s “earnings” for purposes of calculating such Pre-2016 Participant’s Pension Benefit using the 1.25% formula described in Section 4.2 of the Pension Plan. Effective beginning January 1, 2018, a Participant’s “earnings” shall not include commissions earned by any commissioned Employee for purposes of determining the Pension Benefit calculated under the Plan.
5.
Section 5.2(e) of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
(e)Participants Who Terminate with Vested Benefits.

(1)General Rule.    With respect to a Participant who Separates from Service on or after March 1, 2007, who is not eligible to retire under Sections 4.1(a), 4.1(b) or 4.1(c) of the Pension Plan, but who is vested in his Retirement Income under Section 4.1(d) of the Pension Plan, notwithstanding anything to the contrary, such Participant shall receive a Pension Benefit in the form of a single payment made as of September 1 of the calendar year following the calendar year of termination from employment.

(2)For a Participant who first participates in the Plan before January 1, 2018 and is not rehired on or after January 1, 2018. The single payment is equal to (A) divided by (B) below:

(A)The Single-Sum Amount determined as if the Participant’s first installment date was to be coincident with his Normal Retirement Date.

(B)The sum of one (1) plus the Discount Rate raised to a power equal to the number of years and months between the Participant’s Normal Retirement Date and the September 1 of the calendar year following the calendar year of termination from employment.

(3)For a Participant who first participates in the Plan on or after January 1, 2018 or is rehired on or after January 1, 2018. The single payment is equal to the Single-Sum Amount described in Section 2.34(b)(2).

For the avoidance of doubt, the Discount Rate used for the calculations in Section 5.2(e)(2) and 5.2(e)(3) above is to be the Discount Rate applicable for the calendar year the Participant Separates from Service.

(4)Death Benefits. With respect to a Participant who first participates in the Plan before January 1, 2018 and is not rehired on or after January 1, 2018, to which this Section 5.2(e) applies, if such a Participant dies after Separation from Service but prior to payment in accordance with Section 5.2(e)(1) above and prior to July 1, 2017, the Provisional Payee, if any, shall receive the single payment provided in Section 5.2(e)(2) above at the same time the Participant would have received such payment if he had not died.

If a Participant dies on or after July 1, 2017, refer to Section 5.2(f).
(5)Total Disability. The determination of whether of Participant has a Separation from Service by reason of a Total Disability will be made in accordance with Code Section 409A and such Participant shall receive a Pension Benefit in the form of a single payment made as of September 1 of the calendar year following the calendar year in which the Separation from Service occurs.
6.
Section 5.2(f) of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
(f)Designated Beneficiary Death Benefit on and after July 1, 2017.

(1)If a Participant dies on or after July 1, 2017, while in active service or after Separation from Service with a vested Pension Benefit in this Plan, and

(A)If such Participant is a Pre-2016 Participant, and (i) he has elected his Spouse as his sole Designated Beneficiary, such Spouse shall receive 100% of the Single-Sum Amount, or (ii) he has elected a Designated Beneficiary(ies) which is not his Spouse, such Designated Beneficiary(ies) shall receive 50% of the Single-Sum Amount with an equal portion of such Single-Sum Amount payable to each such living Designated Beneficiary, or

(B)If such Participant is a 2016 Participant, the Designated Beneficiary(ies) (whether or not the Spouse) shall receive 50% of the Single-Sum Amount with an equal portion of such Single-Sum Amount payable to each such living Designated Beneficiary.

(2)The Single-Sum Amount described in Section 5.2(f)(1) above is payable to the Designated Beneficiary(ies) on the first of the month following the date of the Pre-2016 Participant’s or the 2016 Participant’s death. The benefit will be payable as soon as administratively feasible after the Designated Beneficiary(ies) have been confirmed and located.

(3)If a Pre-2016 Participant or a 2016 Participant who first participates in the Plan before January 1, 2018 and is not rehired on or after January 1, 2018, dies while in active service and prior to age 50, the Single-Sum Amount described in Section 5.2(f)(1) above is calculated as (A) divided by (B) below:

(A)The Single-Sum Amount determined as if the Participant survived to his fiftieth (50th) birthday and Separated from Service.

(B)The sum of one (1) plus the Discount Rate raised to a power equal to the number of years and months between the first of the second month following the Participant’s 50th birthday and the first of the month following the Participant’s date of death.

(4)If a Pre-2016 Participant or a 2016 Participant who first participates in the Plan on or after January 1, 2018 or is rehired on or after January 1, 2018, dies while in active service and prior to age 50, the Single-Sum Amount described in Section 5.2(f)(1) above is calculated as the actuarial present value of the Pension Benefit payable as a single life annuity calculated using the Discount Rate and the “Applicable Mortality Table” within the meaning of Code Section 417(e)(3) described by the Secretary of the Treasury for the calendar year in which the Participant Separates from Service. This Single-Sum Amount calculation shall be determined as of the first of the month following the Participant’s date of death taking into account the following: (a) no reductions are applied for the Death Benefit Charge-Basic or the Death Benefit Charge-Enhanced for preretirement death benefit coverage under the Pension Plan; and (b) the actuarial present value calculation reflects a deferred factor to the first of the month coincident with or following the Participant’s age 50; and (c) the Pension Benefit is payable at the first of the month coincident with or following the Participant’s age 50.

(5)If a Pre-2016 Participant or a 2016 Participant who first participates in the Plan on or after January 1, 2018 or is rehired on or after January 1, 2018, dies while in active service at age 50 or later, the Single-Sum Amount described in Section 5.2(f)(1) above is calculated as the Single-Sum Amount described in Section 2.34(b)(1).

(6)If a Pre-2016 Participant or a 2016 Participant who first participates in the Plan before January 1, 2018 and is not rehired on or after January 1, 2018, dies after Separation from Service but prior to payment in accordance with Section 5.2(e)(1) above, the Single-Sum Amount described in Section 5.2(f)(1) above is calculated as (A) divided by (B) below:

(A)The Single-Sum Amount determined as if the Participant’s first installment date was to be coincident with his Normal Retirement Date.

(B)The sum of one (1) plus the Discount Rate raised to a power equal to the number of years and months between the Participant’s Normal Retirement Date and the first of the month following the Participant’s date of death.

(7)If a Pre-2016 Participant or a 2016 Participant who first participates in the Plan after January 1, 2018 or is rehired on or after January 1, 2018, dies after Separation from Service but prior to payment in accordance with Section 5.2(e)(1) above, the Single-Sum Amount described in Section 5.2(f)(1) above is calculated as the actuarial present value of the Pension Benefit payable as a single life annuity calculated using the Discount Rate and the “Applicable

Mortality Table” within the meaning of Code Section 417(e)(3) described by the Secretary of the Treasury for the calendar year in which the Participant Separates from Service. This Single-Sum Amount calculation shall be determined as of the first of the month following the Participant’s date of death taking into account the following: (a) no reductions are applied for the Death Benefit Charge-Basic or the Death Benefit Charge-Enhanced for preretirement death benefit coverage under the Pension Plan; and (b) the actuarial present value calculation reflects a deferred to Normal Retirement Date factor; and (c) the Pension Benefit is payable at the Participant’s Normal Retirement Date.

With respect to Section 5.2(f)(1) above, for the avoidance of doubt, the Participant may either elect his Spouse as his sole Designated Beneficiary or may elect Designated Beneficiary(ies) none of which is the Spouse.
7.
The Plan is hereby amended by adding a new Section 5.11, to read as follows:
5.11    Provisions Related to the AGL Resources Inc. Excess Plan
(a)    Merger. Effective January 1, 2018, the AGL Resources Inc. Excess Plan (the “Gas Excess Plan”) will be merged with and into the Plan. Except as otherwise provided in this Section, the benefits transferred from the Gas Excess Plan to the Plan will be considered Pension Benefits hereunder and will be subject to all of the provisions of the Plan related to Pension Benefits.
(b)    Eligibility. Each individual who had an accrued benefit under the Gas Excess Plan as of December 31, 2017, will become a Participant in the Plan effective January 1, 2018, with respect to such accrued benefit. However, such individual’s eligibility to actively participate in the Plan on and after January 1, 2018, will be determined by the eligibility provisions of the Plan.
(c)    Distributions. The payment of benefits for any Participant who had an accrued benefit under the Gas Excess Plan as of December 31, 2017, will be governed by the payment provisions of the Gas Excess Plan, including but not limited to (i) provisions regarding the timing and form of payment following separation from service, (ii) the definition of separation from service, (iii) application of the 6-month delay to key employees, (iv) mandatory cashouts, and(v) preretirement survivor benefits. Provisions in the Plan related to payment timing upon a change in control will not apply to such Participants.
8.
Appendix A of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:

APPENDIX A
THE SOUTHERN COMPANY SUPPLEMENTAL BENEFIT PLAN
EMPLOYING COMPANIES AS OF JANUARY 1, 2018
Alabama Power Company
Georgia Power Company
Gulf Power Company
Mississippi Power Company
Southern Communications Services, Inc.
Southern Company Energy Solutions, LLC
Southern Company Gas and its affiliated companies
Southern Company Services, Inc.
Southern Nuclear Operating Company, Inc.
Southern Power Company
9.
Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company, through its duly authorized officer, has adopted this Second Amendment to the Southern Company Supplemental Benefit Plan, as amended and restated as of June 30, 2016, this 12th day of December, 2017.

SOUTHERN COMPANY SERVICES, INC.
By:	/s/Nancy E. Sykes
Name:	Nancy E. Sykes
Its:	EVP & Chief Human Resources Officer